SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2007

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STANDARD MANAGEMENT CORPORATION

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(Exact name of registrant as specified in its charter)

Indiana                                                        0-20882                                                          35-1773567

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 (State or other jurisdiction                   (Commission File Number)                              (IRS Employer

  of incorporation)                                                                                                      Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana

46280

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(Address of principal executive offices)                                                                                 (Zip Code)

Registrant's telephone number, including area code                     (317) 574-6200

N/A

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

               The Registrant was unable to file its Annual Report on Form 10-K for the year ended December 31, 2006, by the April 17, 2007 due date. The Registrant expects to file the report as soon as may be feasible after the date of this Current Report on Form 8-K. The Registrant previously filed Form 12b-25 on April 3, 2007, giving notice that it would not file its Form 10-K by the original April 2, 2007 due date.

The Registrant’s audited financial statements to be included in the Form 10-K will be prepared assuming that the Registrant will continue as a going concern. The Registrant believes that the report of the Registrant’s independent registered public accountants on the audited financial statements included in the Form 10-K will express “substantial doubt” about the Company’s ability to continue as a going concern based on a lack of liquidity combined with recurring losses from continuing operations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION

By: ___________________________
Name: Ronald D. Hunter
Title: Chairman and Chief Executive Officer

Dated: April 18, 2007

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